Joint Filer Information

NAME:     GLG Partners Limited

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)


DATE OF EVENT REQUIRING STATEMENT: December 8, 2005


SIGNATURE:

                         By:  /s/ NOAM GOTTESMAN
                              ------------------------
                       Name:  Noam Gottesman
                      Title:  Managing Director



                         By:  /s/ VICTORIA PARRY
                              ------------------------
                       Name:  Victoria Parry
                      Title:  Senior Legal Counsel

                             Joint Filer Information

NAME: Noam Gottesman

ADDRESS:  c/o GLG Partners LP
           1 Curzon Street
           London W1J 5HB
           England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)


DATE OF EVENT REQUIRING STATEMENT: December 8, 2005


SIGNATURE:                    /s/ NOAM GOTTESMAN
                              ------------------------
                              NOAM GOTTESMAN

                             Joint Filer Information


NAME:     Pierre Lagrange

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)


DATE OF EVENT REQUIRING STATEMENT: December 8, 2005


SIGNATURE:                    /s/ PIERRE LAGRANGE
                              ------------------------
                              PIERRE LAGRANGE

                             Joint Filer Information

NAME:     Philippe Jabre

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)


DATE OF EVENT REQUIRING STATEMENT: December 8, 2005


SIGNATURE:                    /s/ PHILIPPE JABRE
                              ------------------------
                              PHILIPPE JABRE

                             Joint Filer Information

NAME:     Emmanuel Roman

ADDRESS:  c/o GLG Partners LP
          1 Curzon Street
          London W1J 5HB
          England

DESIGNATED FILER: GLG Partners LP


ISSUER AND TICKER SYMBOL: Bookham Inc. (BKHM)


DATE OF EVENT REQUIRING STATEMENT: December 8, 2005


SIGNATURE:                    /s/ EMMANUEL ROMAN
                              ------------------------
                              EMMANUEL ROMAN